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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                 February 16, 1999
Commission File Number                                                 333-18089

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    84-6309736
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Dec. 26, 1998 through Jan. 25, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            February 16, 1999
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer



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EXHIBIT A

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First Security Auto Grantor Trust 1997-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.


December 26, 1998 Thru January 25, 1999
Distribution Date: 02-16-99


Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                        4,996,007.70                17.4339
          Class B Amount                                                                           235,410.03                17.4339

(ii)  Interest Distribution
          Class A  Amount                                                                          436,990.40                 1.5249
          Class B Amount                                                                            21,244.50                 1.5733

(iii)  Yield Supplement Amount                                                                         326.58                 0.0011

(iv)  Basic Servicing Fee                                                                           72,631.94                 0.2420

(v)  Class A Certificate Balance (end of Collection Period)                                     78,240,259.79
     Class A Pool Factor (end of Collection Period)                                                 0.2730247
     Class B Certificate Balance (end of Collection Period)                                      3,686,651.95
     Class B Pool Factor (end of Collection Period)                                                 0.2730247

(vi)  Total Pool Balance (end of Collection Period)                                             81,926,911.74

(vii)  Realized Losses for the Collection Period                                                   184,394.42

(viii)  Aggregate Defaulted Receivables for the Collection Period                                  202,755.50

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                               0.00

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                                      5,355.76

(xi)  Advances made in respect of this Collection Period:                                                0.00
       Unreimbursed Advances on the Distribution Date:                                                   0.00

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                                 6,001,429.48

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                                           1,909,143.34
          60 - 89 Days                                                                             538,480.42
          90 or more days                                                                          407,566.36


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